Exhibit 99.1

                             Joint Filing Agreement

      The undersigned agree that this Schedule 13G, and all amendments thereto and any Schedule 13D required to be filed, relating to the Common Shares of Compton Petroleum Corporation shall be filed jointly by the undersigned.

                                       OSPRAIE MANAGEMENT, LLC
                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner


                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory

                                       OSPRAIE HOLDING I, L.P.
                                       By:  Ospraie Management, Inc.,
                                            its General Partner


                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory

                                       OSPRAIE MANAGEMENT, INC.,


                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory

                                       THE OSPRAIE PORTFOLIO LTD.


                                       By:  Ospraie Management, LLC,
                                            its Investment Manager


                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member


                                       By:  Ospraie Management, Inc.,
                                            its General Partner


                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory



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                                       OSPRAIE SELECT LONG EQUITY PORTFOLIO L.P.

                                       By: Ospraie Management, LLC
                                           its Investment Manager

                                       By: Ospraie Holding I L.P.
                                           its Managing Member

                                       By: Ospraie Management, Inc.
                                           its General Partner


                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory

                                       OSPRAIE (CAYMAN) GP II LTD.


                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory


                                       OSPRAIE GROUP LLC


                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule
                                            Authorized Signatory


                                       DWIGHT ANDERSON


                                       By:  /s/ Kirk Rule
                                            --------------------------
                                            Kirk Rule, Attorney-in-fact